================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JUNE 29, 2000

                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

       DELAWARE                      000-24923                   25-1799439
(State or jurisdiction       (Commission File Number)           (IRS Employer
  of incorporation)                                          Identification No.)

                               4311 JAMBOREE ROAD
                             NEWPORT BEACH, CA 92660
               (Address of principal executive offices)(ZIP Code)

       Registrant's telephone number, including area code: (949) 483-4600

                                       N/A
          (Former name or former address, if changed since last report)

================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On June 29, 2000, Conexant Systems, Inc. ("Conexant") completed its previously-announced acquisition of HotRail, Inc. ("HotRail") of San Jose, California. HotRail is an Internet infrastructure IC company developing advanced, integrated CMOS technologies for high-speed switching, interconnect and scalable processing for Internet systems. HotRail will become part of Conexant's Broadband Internetworking Systems (BIS), a newly-formed business unit within the company's Network Access Division.

The consideration consisted of approximately 7,855,000 shares of Conexant common stock, including the conversion of outstanding options and warrants to purchase HotRail common stock into options and warrants to purchase Conexant common stock. Conexant has granted the HotRail shareholders certain registration rights. Based on the closing price of Conexant common stock on June 29, 2000 of $48-5/8, the aggregate value of the consideration is approximately $382 million. The transaction will be recorded under the purchase method of accounting.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial statements of businesses acquired.

    Not applicable.

(b) Pro forma financial information.

    Not applicable.

(c) Exhibits.

      2.1 Agreement and Plan of Merger and Reorganization dated June 27, 2000 by and among Conexant Systems, Inc., Steam Acquisition Corp. and HotRail, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          CONEXANT SYSTEMS, INC.
                                               (Registrant)


Dated: July 11,2000                       By  /s/ Dennis E. O'Reilly
                                              ----------------------------------
                                              Dennis E. O'Reilly
                                              Senior Vice President,
                                              General Counsel and Secretary

                                  EXHIBIT INDEX

                                                                   Sequentially
Exhibit                                                              Numbered
Number      Description                                                Page
-------     -----------                                            ------------

  2.1       Agreement and Plan of Merger and Reorganization dated
            June 27, 2000 by and among Conexant Systems, Inc.,
            Steam Acquisition Corp. and HotRail, Inc.